UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 17, 2007

Armor Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-18863 (Commission File Number)	59-3392443 (IRS Employer Identification No.)

13386 International Parkway, Jacksonville, Florida (Address of Principal Executive Offices)	32218 (Zip Code)

(904) 741-5400
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As a result of receiving the requisite consents and tenders for the 8.25% Senior Subordinated Notes due 2013 (the “2013 Notes”) of Armor Holdings, Inc. (the “Company”), in order to effect the proposed amendments to the Indenture (as defined below) governing the 2013 Notes, the Company has executed and delivered a supplemental indenture (the “Supplemental Indenture”), dated as of July 17, 2007, among the Company, the guarantors party thereto and U. S. Bank National Association (the “Trustee”), to the Indenture (the “Indenture’), dated as of August 12, 2003, among the Company, the guarantors named therein and the Trustee, as supplemented. The Supplemental Indenture (and the proposed amendments contained therein) will not, however, become operative unless and until the payment date for the 2013 Notes accepted by the Company for purchase pursuant to the tender offer. The consummation of the tender offer is conditioned upon, among other conditions, the completion of the proposed merger (the “Merger”) of Jaguar Acquisition Sub Inc., a Delaware corporation (“Merger Sub”) and a wholly-owned subsidiary of BAE Systems, Inc., a Delaware corporation (“BAE Systems”), with and into the Company pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) among the Company, BAE Systems and Merger Sub, dated as of May 7, 2007.

Reference is made to the press release, dated July 17, 2007, which is attached hereto as Exhibit 99.1, regarding the receipt of requisite consents and execution of the supplemental indenture, which is incorporated herein by reference

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following Exhibit is filed herewith as part of this report:

Exhibit	Description
99.1	Press Release of Armor Holdings, Inc., dated July 17, 2007.

Information in this Report may involve guidance, expectations, beliefs, plans, intentions or strategies regarding the future. The Company may use words such as ‘‘anticipates,’’ ‘‘believes,’’ ‘‘plans,’’ ‘‘expects,’’ ‘‘intends,’’ ‘‘future,’’ and similar expressions which constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future performance and involve risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties are described in the Company's filings with the Securities and Exchange Commission, including the Company's Registration Statement on Form S-3, its 2006 Form 10-K and amendments thereto and most recently filed Forms 8-K and 10-Q. All forward-looking statements included in this Report are based upon information available to the Company as of the date of the Report, and speak only as the date hereof. We assume no obligation to update any forward-looking statements to reflect events or circumstances after the date of this document. Numerous factors could cause or contribute to such risks and uncertainties.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 17, 2007

ARMOR HOLDINGS, INC.
By:	/s/ Robert R. Schiller
	Name:	Robert R. Schiller
	Title:	President and Chief Operating Officer

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release of Armor Holdings, Inc., dated July 17, 2007